UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2012

FISHER COMMUNICATIONS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	000-22439	91-0222175
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

140 Fourth Avenue N., Suite 500, Seattle, Washington		98109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-404-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On August 27, 2012, the Fisher Communications, Inc. (the "Company") issued a press release announcing that its board of directors had declared a special cash dividend and approved a quarterly dividend policy and that the Company had entered into a commitment letter with JPMorgan Chase Bank relating to a proposed five-year $30 million senior secured revolving credit facility.

A copy of the Company’s press release announcing the special cash dividend and quarterly dividend policy is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release issued by Fisher Communications, Inc. on August 27, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

August 27, 2012	By:	/s/ Colleen B. Brown

Name: Colleen B. Brown
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Fisher Communications, Inc. on August 27, 2012